UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14TH, 2003


                        HUBEI PHARMACEUTICAL GROUP, LTD.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      0-25553                88-0419476
  ------------------------------  ------------------    ------------------------
  State or other jurisdiction of   (Commission File         I.R.S. employer
  incorporation or organization          Number)         identification number


      410 PARK AVENUE, 15TH FLOOR
           NEW YORK, NY, USA                                     10222
---------------------------------------                 ------------------------
(Address of principal executive offices)                        Zip Code


      Issuer's telephone number                             (604) 881-2899



Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

1.) Yes [X] No [ ]               2.)  Yes [X] No [ ]


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On October 14th, 2003 Haihang (Peter) Miao was appointed a director of Hubei Pharmaceutical Group, Ltd. Peter is stationed in China where he will oversee the company's joint venture interest as Managing Director of Hubei
Pharmaceutical Co. Ltd.   A copy of the board resolution supporting his
appointment is attached as Exhibit 1.

ITEM 6. RESIGNATION OF REGISTRANTS DIRECTOR

     The corporate secretary has accepted the resignation of Lixin (Clint) Cheng as a director of the company effective this date. A copy of Clint's resignation is attached as Exhibit 2.

EXHIBITS:
---------

1. Resolution to appoint Peter Miao as director.

2. Lixen (Clint) Cheng resignation.

3. New Release issued on October 28th, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBEI PHARMACEUTICAL GROUP, LTD.



                               /s/ Reid Li
                               ---------------------------------------
                               Reid Li, President


October 24th, 2003
------------------
DATE


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